TAXES	12 Months Ended
Jul. 31, 2020
TAXES
TAXES

NOTE 13 – TAXES

(a) VAT, Business Tax and related surcharges

Effective on September 1, 2012, a pilot program (the “Pilot Program”) for transition from the imposition of PRC business tax (“Business Tax”) to the imposition of VAT for revenues from certain industries and certain cities. On May 1, 2016, the transition from the imposition of Business Tax to the imposition of VAT, was expanded to all industries in China, and as a result all of the Company’s revenues have been subject to a 6% VAT and related surcharges on VAT payable at a rate of 12% since that date. To record VAT payable, the Company adopted the net presentation method, which presents the difference between the output VAT (at a rate of 6%) and the available input VAT amount (at the rate applicable to the supplier).

In addition, LGC’s multi-channel advertising business is also subject to a culture construction fee surcharge of 3% based on its gross revenue amount.

(b) Corporate Income Taxes (“CIT”)

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which each entity is domiciled.

British Virgin Islands

Under the current laws of the British Virgin Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no British Virgin Islands withholding tax will be imposed.

Cayman Islands

Under the current and applicable laws of the Cayman Islands, LGC is not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

ATIF HK and Leaping HK are subject to Hong Kong profits tax at a rate of 16.5%. However, ATIF HK and Leaping HK did not generate any assessable profits arising in or derived from Hong Kong for the fiscal years ended July 31, 2020, 2019, and 2018, and accordingly no provision for Hong Kong profits tax has been made in these periods.

PRC

Huaya, Qianhai, Leaping Shenyang, LMG and its subsidiaries were incorporated in the PRC. Under the Income Tax Laws of the PRC, these companies are subject to income tax rate of 25%

The following table reconciles the statutory rate to the Company’s effective tax rate:

	For the years ended July 31,
	2020	2019	2018
	%	%	%
China income tax rate	25.0	25.0	25.0
Rate differential	(12.6)	15.8	—
Permanent difference on non-deductible expenses	(0.1)	0.1	1.9
Utilization of the VIE’s Net Operating Loss (“NOL”) from prior years	—	(1.7)	—
Change in valuation allowance	(12.7)	—	—
Effective tax rate	(0.4)	39.2	26.9

The income tax expenses consists of the following:

	For the years ended July 31,
	2020	2019	2018
Current income tax provision
BVI	$—	$—	$—
Hong Kong	—	—	—
China	—	276,823	716,816
Subtotal	—	276,823	716,816

Deferred income tax provision
BVI	—	—	—
Hong Kong	—	—	—
China	76,264	—	—
Total income tax provision	$76,264	$276,823	$716,816

Deferred tax assets

The Company’s deferred tax assets are comprised of the following:

	July 31, 2020			July 31, 2019
	ATIF	LGC	Total	ATIF
Deferred tax assets:
Net operating loss carry forwards	$746,024	$816,747	$1,562,771	$—
Allowance for doubtful account	212,010	438,350	650,360	—
Deferred tax assets before valuation allowance	958,034	1,255,097	2,213,131	—
Less: valuation allowance	(958,034)	(1,255,097)	(2,213,131)	—
Net deferred tax assets	$—	$—	$—	$—

The Company follows ASC 740, “Income Taxes”, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company’s deferred tax assets primarily derived from the net operating loss (“NOL”) and allowance for doubtful accounts. For the year ended July 31, 2020, both ATIF and LGC suffered net operating losses due to reduced number of customers for ATIF’s consulting services and for LGC’s pre-movie adverting display services, event planning and execution services and movie theater operation service as affected by the COVID-19 outbreak and spread. In addition, some of the Company’s existing customers have experienced financial distress and disruption of business due to COVID-19, which resulted in delay or default on their payments and increased allowance for doubtful accounts. The Company periodically evaluates the likelihood of the realization of deferred tax assets, and reduces the carrying amount of the deferred tax assets by a valuation allowance to the extent it believes a portion or all of the deferred tax assets will not be realized. The Company considers many factors when assessing the likelihood of future realization of the deferred tax assets, including its recent cumulative earnings experience, expectation of future income, the carry forward periods available for tax reporting purposes, and other relevant factors. For the year ended July 31, 2020, management believes that the realization of the deferred tax assets appears to be uncertain and may not be realizable in the near future. Therefore, a 100% valuation allowance has been provided against the deferred tax assets at July 31, 2020.

(c) Taxes Payable

The Company’s taxes payable consists of the following:

	July 31, 2020			July 31, 2019
	ATIF	LGC	Total	ATIF
Value added tax payable	$73,031	$186,028	$259,059	$91,978
Income tax payable	584,503	3,001,124	3,585,627	574,778
Other tax payable	2,582	156,896	159,478	2,313
Total taxes payable	$660,116	$3,344,048	$4,004,164	$669,069

In connection with the acquisition of LGC on April 22, 2020, the Company assumed LGC’s tax liabilities of approximately $3.3 million (see Note 4). As of July 31, 2020, approximately 84% of the Company’s total tax liabilities were related to LGC’s accumulated unpaid tax.

Uncertain tax positions

As of July 31, 2020, the Company had accrued tax liabilities of approximately $4.0 million, mostly related to LGC’s accumulated unpaid corporate income tax in China. According to PRC taxation regulation, if tax has not been fully paid, tax authorities may impose tax and late payment penalties within three years. In practice, since all of the taxes owed are local taxes, the local tax authority is typically more flexible and willing to provide incentives or settlements with local small and medium-size businesses to relieve their burden and to stimulate the local economy. During the year ended July 31, 2020, the Company received a late payment penalty notice from local tax authorities and recorded a penalty of $77,527 as reflected in the consolidated statements of operations. Management has discussed with local tax authorities regarding the outstanding tax payable balance and is in the process of negotiating a settlement plan. The Company believes it is likely that LGC can fully settle its tax liabilities and tax penalties within one year but cannot guarantee such settlement will ultimately occur.